SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




      DATE OF REPORT (Date of earliest event reported):  August 25, 1997


                                DELCHAMPS, INC.
             (Exact name of registrant as specified in its charter.)


            ALABAMA               0-12923              63-0245434
        (State or other       (Commission File       (IRS Employer
        jurisdiction of           Number)            Identification
         incorporation)                                 Number)



                      305 DELCHAMPS DR., MOBILE, AL  36602
              (Address of Principal Executive Offices - Zip Code)



      Registrant's telephone number, including area code:  (334)433-0431


                                   N/A
      (Former name or former address, if changed since last report.)




Item 5.  Other Events.

     Delchamps, Inc. (the "Company") has prepared audited consolidated financial statements as of and for the fiscal year ending June 28, 1997 and the related Management's Discussion and Analysis of Financial Condition and Results of Operation for inclusion in an offering memorandum to be used by Jitney-Jungle in connection with its efforts to secure permanent financing for its pending acquisition of the Company. The Company is filing such financial statements and MD&A herewith for the information of its shareholders. Accordingly, the following are filed as Exhibit 99 and incorporated by reference herein:

     Management's Discussion and Analysis of  Financial Condition and Results of
        Operation;

     Reports of Independent Auditors and Management;

     Consolidated Balance Sheets as of June 28, 1997 and June 29, 1996;

     Consolidated Statements of Earnings for the fiscal years ended June 28, 1997, June 29, 1996 and July 1, 1995;

     Consolidated Statements of Stockholders' Equity for the fiscal years  ended
        June 28, 1997, June 29, 1996 and July 1, 1995;

     Consolidated Statements of Cash Flows for the fiscal years ended June 28, 1997, June 29, 1996 and July 1, 1995;

     Five Year Financial Highlights  for  the  fiscal years ended June 28, 1997,
        June 29, 1996, July 1, 1995, July 2, 1994 and July 3, 1993; and

     Notes to Consolidated Financial Statements.


Item 7.    Financial Statements and Exhibits.

(a)  Not Applicable.
(b)  Not Applicable.

(c)  Exhibits.

     Exhibit No.    Description

        99          Audited consolidated financial statements of Delchamps, Inc.
                    as of and for the fiscal year ended June 28, 1997 and the related Management's Discussion and Analysis of Financial Condition and Results of Operations



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 DELCHAMPS, INC.


                                                 By:  /s/ Timothy E. Kullman
                                                      ----------------------
                                                      Timothy E. Kullman
                                                      Senior Vice President,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary

Date:  August 25, 1997